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                                 Exhibit 10.3.2


                               AMENDMENT NO. 3 TO
                           REVOLVING CREDIT AGREEMENT

         This AMENDMENT NO. 3 ("Amendment") dated as of February 14, 2003 is by and between WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as an individual Lender and as Sole Lead Arranger and Administrative Agent ("Wachovia"), Wachovia in its capacity as the Lead Arranger and Administrative Agent is hereinafter the "Agent", MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as an individual Lender ("Merrill"), BANKNORTH, N.A., as an individual Lender ("Banknorth") and TRC COMPANIES, INC., a Delaware corporation ("TRC") and the subsidiaries of TRC listed herein, (each a "Borrower" and collectively the "Borrowers").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrowers, Agent and Lenders are parties to a certain Revolving Credit Agreement dated as of March 25, 2002, as amended by an Amendment No. 1 thereto dated as of August 30, 2002 and as further amended by an Amendment No. 2 thereto dated as of September 16, 2002 (said agreement, as so amended, and as further as amended and modified from time to time, the "Credit Agreement") and certain other Credit Documents executed and delivered in connection therewith;

         WHEREAS, the Borrowers, the Agent and the Lenders desire to amend the Credit Agreement for the purpose of increasing the Commitments to an aggregate amount not to exceed $50,000,000, said increase to be accomplished by the increase of the Commitments of Wachovia and Banknorth to $25,000,000 and $17,000,000 respectively;

         WHEREAS, the Borrowers, the Agent and the Lenders further desire to amend the Credit Agreement to modify and/or supplement certain of the financial covenants and financial reporting requirements set forth therein;

         WHEREAS, the Borrowers have also requested that the following companies be joined to the Credit Agreement and the Security Agreement as additional Borrowers as Grantors (as the case may be): Cubix Corporation, Essex Environmental, Inc., Novak Engineering, Inc. and SGS Witter, Inc. (together, the "Additional Borrowers"); and

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

         1.       DEFINED TERMS; EFFECT OF AMENDMENT.
                  ----------------------------------

         (a) Unless otherwise modified hereby, all capitalized terms used herein which are defined in the Credit Agreement, and not otherwise defined herein, are used herein as defined in the Credit Agreement. All capitalized terms used herein which are defined in the Credit


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Agreement and modified herein shall have the meaning assigned to such terms in the Credit Agreement as so modified.

         (b) This Amendment is an amendment to the Credit Agreement. Unless the context of this Amendment otherwise requires, the Credit Agreement and this Amendment shall be read together and shall have effect as if the provisions of the Credit Agreement and this Amendment were contained in one agreement. After the effective date of this Amendment, all references in the Credit Agreement to the "Credit Agreement", "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and all references in the Notes and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment.

         2.       AMENDMENT TO CREDIT AGREEMENT.
                  -----------------------------

         (a) For the purpose of establishing the increased commitments of Wachovia and Banknorth under the Credit Agreement and increasing the aggregate Commitments of all of the Lenders to $50,000,000, SCHEDULE "A" to the Credit Agreement is hereby deleted in its entirety and SCHEDULE "A" attached hereto is hereby substituted into, and made a part of, the Credit Agreement, in its place.

         (b) The definition of "Maximum Available Revolving Credit Amount" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  ""Maximum Available Revolving Credit Amount" shall mean Fifty Million Dollars ($50,000,000), LESS any reductions to said Maximum Revolving Credit Amount pursuant to Section 2.04, but subject to the limitations set forth in Section 8.17 hereof."

         (c) The following new defined terms shall be inserted into Section 1.01 in their respective appropriate alphabetical order:

                  ""Consolidated CPLTD" shall mean, with respect to the Borrowers, the current maturities (whether by scheduled principal payment, amortization, mandatory prepayment, sinking fund obligations or otherwise) due on all of the Borrowers' Consolidated Funded Debt that by the terms of such debt has a term (whether by stated maturity, termination date or renewal or extension features exercisable at the option of the applicable Borrower) in excess of one year, or otherwise characterized as long term debt in accordance with GAAP."

                  ""Earnout Payments" shall mean any payments in cash actually paid by a Borrower that is (i) in respect of obligations owing to certain equity holders or other principals of a Borrower prior to the acquisition of said Borrower by TRC as additional consideration to said holders and/or principal for the agreement to sell their respective interest in said Borrower to TRC and (ii) based upon the


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                  objectively determined positive earnings of said Borrower
                  subsequent to said acquisition."

                  ""Eligible Billed Accounts" shall mean all of Accounts Receivable (as defined in the Security Agreement) that (i) has been actually billed for services rendered by a Borrower, (ii) is not aged more than ninety (90) days from the date of invoice, and (iii) otherwise comports with the representations and warranties set forth in Section 8(a) of the Security Agreement."

         (d) There shall be added to Section 4.02 of the Credit Agreement the following additional provisions at the end of said Section.

                  "Without limiting the generality of the foregoing, promptly upon receipt of the reports required pursuant to Section 7.02(c), the Agent shall determine the amount, if any, by which the sum of (A) the Revolving Credit Obligations PLUS (B) the Swingline Obligations exceed the amount of the Eligible Billed Accounts (an "Excess") in accordance with Section 8.17 hereto. If an Excess shall exist, the Agent shall immediately notify the Borrower of the amount of such Excess, and upon immediate receipt of such notice, the Borrower shall make, or cause to be made, a mandatory prepayment of the Revolving Credit Obligations and/or the Swingline Obligations in an amount equal to such Excess, together with accrued but unpaid interest thereon."

         (e) Clause (c) of Section 7.02 of the Credit Agreement shall be amended and restated to read as follows:

                  "(c) as soon as practicable, but in any event not later than twenty (20) days after the end of each fiscal quarter of each fiscal year of the Borrower, an accounts receivable aging summary report substantially in the form historically furnished by the Borrowers to the Agent and otherwise reasonably acceptable to the Agent;"

         (f) The clause "signed by TRC's chief financial officer" set forth in
Section 7.03 of the Credit Agreement shall be amended and restated to read as follows:

                  "signed by TRC's chief financial officer or any other appropriate executive officer of TRC reasonably acceptable to the Agent"

         (g) Section 8.07 of the Credit Agreement shall be amended and restated to read as follows:

                  "8.07. DEBT SERVICE COVERAGE RATIO. The Borrowers will not permit the ratio of (A) Consolidated EBITDA MINUS the sum of
                  (i) Capital Expenditure and (ii) Earnout Payments to (B) the sum of (i) Consolidated Total Interest Expense PLUS Consolidated CPLTD, to be less than 4.50 to 1:00 for any Test Period."


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         (h) There shall be added to the Credit Agreement a new Section 8.17
(immediately following Section 8.16) that shall read as follows:

                  "Section 8.17. REVOLVING CREDIT AMOUNT TO ELIGIBLE BILLED ACCOUNTS. The Borrowers will not permit the sum of (A) Revolving Credit Obligations PLUS (B) the Swingline Obligations to exceed the gross amount of the Eligible Billed Accounts as of the end of any fiscal quarter of the Borrower, said amount to be determined by the Agent based on the reports required pursuant to Section 7.02(c) hereof."

         4. ADJUSTMENT TO EXPOSURES; NEW NOTES. (a) Upon satisfaction of the condition precedent set forth in Section 10 hereof, Banknorth shall be deemed to have taken by assignment and purchased from the Merrill, without recourse to, or representation or warranty, by any of Merrill of any kind or description, an interest in the Revolving Credit Loans and L/C Participations owing to Merrill as of the Effective Date (as defined in Section 10 below) (but excluding accrued interest and fees to and including the Effective Date) equal to its Pro Rata Share of said outstanding obligations. In connection with said assignment and purchase, on the Effective Date Banknorth shall pay to Merrill such amounts as may be necessary such that after given effect to such payment, Merrill and Banknorth shall be owed from the Borrowers outstanding Revolving Credit Obligation equal to their respective Pro Rata Shares therein as of the Effective Date.

         (b) To evidence the obligations of the Borrowers (including, without limitation, the Additional Borrowers) owing to the Lenders, the Borrowers shall
(i) issue to each Lender new Revolving Credit Notes substantially in the form of EXHIBIT A hereto and (ii) issue to Wachovia, a new Swingline Note substantially in the form of EXHIBIT B hereto. Each such note shall be dated the Effective Date and shall be in an original principal amount of up to the Commitment of the Lender to which such note is being issued.

         5. JOINDER OF ADDITIONAL BORROWERS. In accordance with Section 7.17 of the Credit Agreement, each of Additional Borrower shall become a Borrower under the Credit Agreement and a Grantor under the Security Agreement, in each case as of the Effective Date. In connection with said joinder, the Borrowers shall cause to be delivered to the Agent and the Lenders (i) a new SCHEDULE I to the Credit Agreement reflecting the addition of the Additional Borrowers, (ii) supplements to SCHEDULE I to the Security Agreement providing the information required thereby for each Additional Borrower, and (iii) any supplements, modifications or amendments to ANNEX I to the Credit Agreement as may be required to provide any and all necessary disclosure pertaining to the Additional Borrower so as to make said disclosure true and complete as to all of the Borrowers after giving effect to the joinder of the Additional Borrowers to the Credit Agreement.

         6. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, all of the terms and conditions of the Credit Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof. This Amendment is limited as written and shall not be deemed (i) to be an amendment of or a consent under or waiver of any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Lenders now have or may have in the future under or in connection with the Credit Agreement or such other agreements.


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         7. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Amendment, each Borrower makes the following representations and warranties to the Lenders, which shall survive the execution and delivery hereof:

                    (i) The execution and delivery of this Amendment has been authorized by all necessary corporate action on its part, this Amendment has been duly executed and delivered by it, and this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligations of it enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, moratorium laws from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                    (ii) No Event of Default has occurred and is continuing
                         under the Credit Agreement, and no event has occurred which, with notice, lapse of time or both, would constitute such an Event of Default; and

                   (iii) The representations and warranties set forth in the
                         Credit Agreement and the other Credit Documents are true and correct as of the date hereof in all material respects.

         8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all which when taken together shall constitute one and the same agreement.

         9. GOVERNING LAW. This Amendment, including the validity thereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey.

         10. CONDITIONS PRECEDENT. This Amendment shall not be effective until
(i) the Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto, (ii) each Lender shall have received a Revolving Credit Note reflecting its Commitment as of the Effective Date duly executed by the Borrowers and delivered to each Lender, (iii) Wachovia shall have received a Swingline Note reflecting its Swingline Commitment as of the Effective Date duly executed by the Borrowers and delivered to Wachovia, (iv) Merrill shall have received from Banknorth the payments required pursuant to Section 4(a) hereof,
(v) the Borrowers shall have caused the following items to be delivered to the Agent and the Lenders with respect to the Additional Lenders, in each case in form and substance satisfactory to the Agent and the Lenders: (a) a joinder to Credit Agreement and Security Agreement in the form of EXHIBIT C hereto duly executed by each Additional Borrower and delivered to the Agent, (b) documentation substantially in the form required by clauses (iii) (LIEN SEARCHES), (iv) (INCUMBENCY CERTIFICATE), (v) (OPINION OF COUNSEL), (vi) (SECRETARY'S CERTIFICATE) and (VII) (GOOD STANDING CERTIFICATES) of Section 5.01 of the Credit Agreement, with respect to each Additional Borrower, (iv) the Borrowers shall have caused to be delivered to the Agent and the Lenders the revised, amended, supplemented and/or additional schedules and annexes contemplated by Section 5 of this Amendment, (vii) the Borrowers shall have paid to the Agent for the ratable benefit of the


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Lenders, the $15,000 amendment fee required pursuant to Section 3.05 of the
Credit Agreement, and (viii) Borrowers shall have paid all reasonable fees and expenses of the Agent's counsel incurred in connection with the preparation, negotiation, execution and delivery and review of this Amendment. The date on which all of the foregoing conditions are satisfied as determined by the Lenders is referred to herein as the "EFFECTIVE DATE".

         11. EXECUTION CERTIFICATION. The parties hereto certified that this Amendment was executed and delivered in the State of New Jersey.

                           [SIGNATURE PAGES TO FOLLOW]











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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.


THE BORROWERS:
--------------

TRC COMPANIES, INC.                         TRC ENVIRONMENTAL CORPORATION

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Senior Vice President                       Vice President and Treasurer


TRC ENGINEERS, INC.                         TRC ENVIRONMENTAL SOLUTIONS, INC.

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Vice President and Treasurer                Assistant Treasurer


TRC MARIAH ASSOCIATES INC.                  TRC GARROW ASSOCIATES, INC.

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Vice President and Treasurer                Treasurer


TRC ALTON GEOSCIENCE, INC.                  VECTRE CORP.

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Assistant Treasurer                         Treasurer


HUNTER ASSOCIATES TEXAS, LTD.               LOWNEY ASSOCIATES
By Hunter Associates, Inc.,
its General Partner

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Treasurer                                   Treasurer


OMNI ENVIRONMENTAL                          IMBSEN & ASSOCIATES
CORPORATION

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Treasurer                                   Assistant Treasurer


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ENGINEERED AUTOMATION                       ECON CAPITAL, LP
SYSTEMS, INCORPORATED                       By TRC Companies, Inc.,
                                            its General Partner

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Treasurer                                   Treasurer


TRC ENERGYSOLVE LLC                         GBF HOLDINGS LLC
By TRC Companies, Inc.,                     By TRC Companies, Inc.,
its Managing Member        .                its Managing Member

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Treasurer                                   Treasurer


PBWO HOLDINGS, LLC                          CO-ENERGY GROUP LLC
By TRC Companies, Inc.,
its Managing Member

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Treasurer                                   Assistant Treasurer


HUNTER ASSOCIATES, INC.                     METUCHEN REALTY ACQUISITION, LLC
                                            By TRC Companies, Inc.,
                                            its Managing Member

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Treasurer                                   Treasurer


E/PRO ENGINEERING AND                       CARSON-SALCEDO-MCWILLIAMS, INC.
ENVIRONMENTAL CONSULTING LLC

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Treasurer                                   Treasurer


NEW CENTURY ENGINEERING                     SITE-BLAUVELT ENGINEERS, INC.
SUPPORT SERVICES, LLC                       (New Jersey)

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Treasurer                                   Treasurer


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SITE CONSTRUCTION SERVICES INC.            SITE-BLAUVELT ENGINEERS, INC.
                                           (New York)

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Treasurer                                   Treasurer


SITE-BLAUVELT ENGINEERS, INC.
(Virginia)

By: /s/ Harold C. Elston, Jr.
    -------------------------------
        Harold C. Elston, Jr.,
        Treasurer


THE ADDITIONAL BORROWERS
------------------------

CUBIX CORPORATION                           NOVAK ENGINEERING, INC.

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Assistant Treasurer                         Assistant Treasurer


SGS WITTER, INC.                            ESSEX ENVIRONMENTAL, INC.

By: /s/ Harold C. Elston, Jr.               By: /s/ Harold C. Elston, Jr.
    -------------------------------             --------------------------------
        Harold C. Elston, Jr.,                      Harold C. Elston, Jr.,
        Assistant Treasurer                         Assistant Treasurer





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                                            THE AGENT:
                                            ---------
                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            (formerly known as First Union
                                            National Bank),
                                            AS AGENT


                                            By:  /s/ Paul J. Bakey
                                                 -------------------------------
                                                     Paul J. Bakey,
                                                     Vice President


                                            THE LENDERS:
                                            -----------
                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            (formerly known as First Union
                                            National Bank),
                                            INDIVIDUALLY

                                            By:  /s/ Paul J. Bakey
                                                 -------------------------------
                                                     Paul J. Bakey,
                                                     Vice President


                                            MERRILL LYNCH BUSINESS FINANCIAL
                                            SERVICES INC.

                                            By:  /s/ Randall R. Meck
                                                 -------------------------------
                                                     Randall R. Meck,
                                                     Vice President


                                            BANKNORTH, N.A.

                                            By:  /s/ Jeffrey R. Westling
                                                 -------------------------------
                                                     Jeffrey R. Westling
                                                     Senior Vice President







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